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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 26, 2001

                        Commission File Number 000-15034

                           TAKE TO AUCTION.COM, INC.
             (Exact name of registrant as specified in its charter)

           FLORIDA                                               65-0924433
(State or other jurisdiction                                  (I.R.S. Employer
    of incorporation)                                        Identification No.)

          5555 ANGLERS AVENUE, SUITE 16, FT. LAUDERDALE, FLORIDA 33312
               (Address of principal executive office) (Zip Code)

                                 (954) 987-0654
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS

                  On September 26, 2001, Take To Auction.com, Inc. ("TTA"), Nimbus Group Inc., a Florida corporation and a wholly-owned subsidiary of TTA ("Nimbus"), and TTA Solutions, Inc., a Florida corporation and wholly-owned subsidiary of Nimbus ("TTA Solutions"), entered into an Agreement and Plan of Merger (the "Merger Agreement") resulting in a reorganization of their corporate structures. A copy of the Merger Agreement is attached as Exhibit 3.1.

                  Under the Merger Agreement, TTA and TTA Solutions have effectuated a statutory merger under Section 607.11045 of the Florida Business Corporations Act (the "Merger"). In accordance with the Merger, each outstanding share of TTA Solutions stock was converted into one share of common stock, par value $.001 per share, of TTA as surviving corporation. By virtue of the Merger each outstanding share of common stock of TTA has been converted into the right to receive a share of common stock of Nimbus. Further, each share of Nimbus common stock outstanding immediately prior to the Merger has been cancelled and retired. As a result of the Merger, Nimbus has become the parent corporation and sole shareholder of TTA.

                  Pursuant to the requirements of Section 607.11045(3)(g), TTA's articles of incorporation have been amended to provide that any act or transaction by or involving TTA which requires for its adoption the approval of the shareholders of TTA also be approved by shareholders of Nimbus.

                  Additionally, another wholly-owned subsidiary of Nimbus, Nimbus Jets, Inc., was formed. Nimbus Jets will be engaged in the business of providing individualized jet taxi service for professionals.

                  On September 14, 2001, the Registrant issued a press release announcing its intention to effect a corporate name change. The press release is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

                   2.1 Second Amended and restated Articles of Incorporation of Take to Auction.com, Inc.

                   3.1 Agreement and Plan of Merger among Nimbus Group, Inc. and TTA Solutions, Inc. and Take to Auction.com, Inc.

                  99.1 Press Release dated September 14, 2001, regarding corporate name change.


Forward Looking Statements

This Report on Form 8-K contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements concerning the Company's outlook for 2001 and beyond, the Company's expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Although we believe that the expectations reflected in forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For information about risk factors relevant to the Company, please see the Company's filings with the Securities and Exchange Commission. The Company does not intend and disclaims any duty or obligation to update or revise any industry information or forward looking statements set forth in this report, to reflect new information, future events or otherwise.

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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Take to Auction.com, Inc.



Date:  October 11, 2001              By: /s/ Mitchell Morgan
                                        ------------------------
                                        Name:   Mitchell Morgan
                                        Title:  Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Name of Item
-----------       ------------

2.1 Second Amended and restated Articles of Incorporation of Take to Auction.com, Inc.

3.1 Agreement and Plan of Merger among Nimbus Group, Inc. and TTA Solutions, Inc. and Take to Auction.com, Inc.

99.1 Press Release dated September 14, 2001, regarding corporate name change


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